EXHIBIT 99
Eighth Annual Analyst Conference William J. Ryan Chief Executive Officer July 28, 2006 July 28, 2006 July 28, 2006 July 28, 2006 Connected to the Community

Note on Forward-Looking Information This presentation contains certain forward-looking statements with respect to the financial condition, results of operations and business of TD Banknorth. Words such as "expect", "feel", "believe", "will", "may", "anticipate", "plan", "estimate", "intend", "should" and similar expressions are intended to identify forward-looking statements. Forward- looking statements are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited, to, changes in general economic conditions, interest rates, deposit flows, loan demand, competition, legislation or regulation and accounting principles, policies or guidelines, as well as other economic, competitive, governmental, regulatory and accounting and technological factors affecting TD Banknorth's operations. In addition, acquisitions may result in large one-time charges to income, may not produce revenue enhancements or synergies at levels or within time frames originally anticipated and may result in unforeseen integration difficulties. Investors are encouraged to access TD Banknorth's periodic reports filed with the Securities and Exchange Commission for financial and business information regarding TD Banknorth, including information which could affect TD Banknorth's forward-looking statements. TD Banknorth does not undertake any obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

Agenda Overview Mid-Atlantic Division Update Marketing Strategy Commercial Lending Shoppers Charge Account Co. Break Risk Management Update Q&A

Who is TD Banknorth? Headquartered in Portland, Maine Approximately 56% owned by TD Bank Financial Group (TD) Nearly 600 branches and over 750 ATMs located in 8 Northeastern states 9,000 + employees Over $40 billion in assets as of 6/30/06 up from $2 billion in 1991 More than 1.5 million households served Diversified loan and deposit base with emphasis on retail and commercial banking, investments and insurance Poised for continued growth

A Quick History Went public in 1986; Completed 26 bank acquisitions since 1987; Grown from $2 billion in assets in 1991 to over $40 billion today: Entered MA in 1996; Entered CT in 1999; Entered VT and upstate NY in 2000; Significantly increased CT presence in 2003; Moved into the mid-Atlantic region of NJ, eastern PA, and the Hudson Valley while continuing to expand our CT presence with the acquisition of Hudson United Bancorp in January 2006. Announced the acquisition of Interchange Financial Services Corporation in Bergen County, New Jersey with an anticipated closing in the first quarter of 2007. 51% ownership share sold to TD Bank Financial Group in March 2005.

New Jersey Maine Pennsylvania Connecticut Massachusetts New Hampshire Vermont New York Extensive Branch Network Throughout the Northeast * On April 13, 2006, TD Banknorth announced the acquisition of Interchange Financial Services Corporation of Saddle Brook, NJ. 597 TD Banknorth Branches 30 Interchange Branches * More than 750 ATMs 33 TD Banknorth Wealth Management 28 TD Banknorth Insurance Agency, Inc. 97 Bancnorth Investment Group Branches as of 5-1-06.

Deposit Market Share (Pro forma) (Pro forma) (Pro forma)

Median Household Income ME NH VT MA CT NJ NY PA HH Median Income 41.6 59.5 45.9 63.2 63.5 63.1 51.2 48.5 Median household income in most of TD Banknorth's markets exceeds the U.S. national average of $49,700. Source: SNL. $ Thousands

Loans and Deposits Diversified Geographically Pro forma Loans (1) Pro forma Deposits (2) Assets Massachusetts 0.275 Connecticut 0.149 New York 0.094 New Jersey 0.126 Pennsylvania 0.021 Maine 0.113 New Hampshire 0.145 Vermont 0.057 Brokered 0.019 Net Loans Massachusetts 0.314 Connecticut 0.121 New York 0.078 New Jersey 0.105 Pennsylvania 0.026 Maine 0.134 New Hampshire 0.118 Vermont 0.065 Other 0.038 Based on TD Banknorth balances as of February 28, 2006 and Interchange Financial Services Corporation balances as of December 31, 2005 Based on FDIC data as of June 30, 2005

Diversified Loans and Deposits Diversified Loan Composition Diversified Deposits Assets Money market and NOW 9508171 Savings 4261150 Noninterest bearing 5960781 Time deposits 6849176 Net Loans Residential real estate loans 2862331 Commercial real estate loans 8752137 Commercial business loans and leases (2) 6593276 Consumer loans and leases (1) 7615043 Balances as of June 30, 2006. (1) Includes apx. $429 million in credit card balances. (2) Includes apx. $317 million in insurance premium finance loans.

Diversified Adjusted Noninterest Income Noninterest Income Deposit services 81105 Merchant and electronic banking 33792 Wealth management 23083 Insurance commissions 30390 Investment planning 10501 Loan fee income 27917 BOLI 15391 Other 22739 Figures are for the six month period ended June 30, 2006. Adjusted noninterest income excludes net securities gains/(losses), loans held for sale - lower of cost or market adjustment and change in unrealized loss on derivatives. BOLI = bank-owned life insurance.

Strong Asset Quality Total Assets 2001 0.0039 2002 0.0029 2003 0.0024 2004 0.0028 2005 0.0019 Q2 2006 0.0022 NPAs as a % of Total Assets Average Loans 2001 0.0033 2002 0.0029 2003 0.0024 2004 0.0021 2005 0.0016 Q2 2006 0.0014 Net charge-offs as a % of Avg. Loans Net charge-offs to average loans annualized for Q2 2006. Excludes residential real estate loans held for sale.

2006 Update Closed on the acquisition of Hudson United Bancorp Successfully completed the systems conversion in mid May Announced an agreement to acquire Interchange Financial Services Corporation of Saddle Brook, N.J. - Will move us to #6 in Bergen County in Northern New Jersey Launched a major branding campaign in Mid Atlantic region Announced second quarter adjusted earnings of $0.56/share, a penny above the consensus estimate Completed balance sheet deleveraging and restructuring to further mitigate interest rate risk Competition for high-quality loans and deposits remains intense Expenses remain under control Asset quality remains strong

What's Next for TD Banknorth? Continue to execute our growth strategy Interchange closing anticipated early in the first quarter of 2007, subject to Interchange shareholder approval and customary regulatory approvals Focus on loan and deposit growth Continue to grow and diversify our noninterest income from wealth management, insurance and other businesses Focus on process improvement and expense control

Questions?

This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The Company's management uses these non-GAAP measures in its analysis of the Company's performance. The Company arrives at these measures, indicated by the use of the term "adjusted," by removing "items of note" from the reported GAAP measure. The items of note excluded from adjusted measures and a reconciliation of these non-GAAP measures to the most comparable GAAP measure can be found at the end of this presentation and on our website at www.tdbanknorth.com. The items of note relate to items which management does not believe are indicative of underlying business performance, and typically are the effects of charges and expenses related to the consummation of mergers and acquisitions and costs related to the integration of merged entities, as well as the amortization of intangible assets. Items of note may also be other significant gains or losses that are unusual in nature, such as securities gains or losses and prepayment penalties incurred in connection with deleveraging strategies. Because these items and their impact on the Company's performance are difficult to predict, management believes that presentations of adjusted financial measures excluding the impact of these items of note provide useful supplemental information that is essential to a proper understanding of the operating results of the Company's core businesses. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies. We used the method of purchase accounting to account for TD Bank Financial Group's acquisition of a majority interest in us on March 1, 2005. To most accurately reflect the application of purchase accounting, we use the term "predecessor" to refer to the results of Banknorth Group, Inc., the predecessor entity to TD Banknorth Inc., at the dates and for the periods ending on or prior to February 28, 2005, which are based on historical accounting, and the term "successor" to refer to the results of TD Banknorth Inc. at the dates and for the periods beginning on or after March 1, 2005, which are based on the application of purchase accounting. To assist in the comparability of our financial results and to make it easier to discuss and understand these results, the financial information discussed herein under the heading "Combined" combines the "predecessor period" January 1, 2005 to February 28, 2005 with the applicable "successor period" thereafter. Due to the application of purchase accounting as of March 1, 2005, results for the combined periods may not be comparable to the results for the respective predecessor periods. Note on Non-GAAP Financial Information

TD Banknorth Inc. and Subsidiaries Reconciliation Table - Non-GAAP Financial Information

Analyst Day Mid-Atlantic Division Update Wendy Suehrstedt President & CEO, Mid-Atlantic Division July 28, 2006

Note on Forward-Looking Information This presentation contains certain forward-looking statements with respect to the financial condition, results of operations and business of TD Banknorth. Words such as "expect", "feel", "believe", "will", "may", "anticipate", "plan", "estimate", "intend", "should" and similar expressions are intended to identify forward-looking statements. Forward- looking statements are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited, to, changes in general economic conditions, interest rates, deposit flows, loan demand, competition, legislation or regulation and accounting principles, policies or guidelines, as well as other economic, competitive, governmental, regulatory and accounting and technological factors affecting TD Banknorth's operations. In addition, acquisitions may result in large one-time charges to income, may not produce revenue enhancements or synergies at levels or within time frames originally anticipated and may result in unforeseen integration difficulties. Investors are encouraged to access TD Banknorth's periodic reports filed with the Securities and Exchange Commission for financial and business information regarding TD Banknorth, including information which could affect TD Banknorth's forward-looking statements. TD Banknorth does not undertake any obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

Agenda Conversion/Integration Strengths Challenges Other Improvements Results to Date Focus for the Future

Conversion/Integration Update Very successful conversions of all business lines now complete Bancnorth Investment Group: All banking systems: Wealth Management: On track to realize 25% cost saves. Should be fully realized in the third quarter. 5/3/06 5/22/06 6/30/06

Conversion/Integration Update Management Team in place Management Team in place Management Team in place

Strengths Commercial Lending Cash Management International Government Banking Flatiron Shoppers Charge Accounts Co.

Challenges Build Strong Brand and Name Awareness Largest advertising campaign in TD Banknorth history launched June 7 Television Newspaper Magazines Online Outdoor Free Agents Free Agents Free Agents Free Agents Free Agents Free Agents Free Agents Free Agents Free Agents Free Agents Free Agents Free Agents Free Agents

Challenges (con't) Stabilize & Strengthen Retail Team Full management team in place 106 openings 12/05 reduced to 31 openings 7/1/06 Retail turnover 42% in 2005 reduced to 25% June, 2006 Incentive plan launched February 1, 2006 Significant training now underway Sales Sales management Service Systems Compliance

Challenges (con't) Improve Distribution Network All branch facilities comprehensively reviewed and prioritized 93 need work - 3 year plan Renovate Relocate 5 relocations underway 20 renovations underway Anticipate 38 renovations to be completed by year end Branch hours extended July 1

Other Improvements Wealth Management 4 seasoned sales executives hired Offices opened in Franklin Lakes, NJ and Philadelphia to complement relocated Basking Ridge headquarters Bancnorth Investment Group Improved integration with Retail network New products launched Government Banking / Cash Management Actively recruiting a Higher Education specialist New products launched Commercial 5 additional analysts hired Lending staff being recruited for asset-based and corporate lending as well as leasing New products launched

Other Improvements (con't.) Regional Boards 5 Boards in place Focus on referrals, business growth Community Participation Sponsorships and Charitable Contributions budget increased 34% Community Relations Manager hired Community Development Manager hired

Results to Date YTD 6-06 YTD 6-05 % Change Checking accounts opened 13,580 11,228 21% Total deposit growth $159.7MM $64.7MM 147% Consumer loans originated $157.1MM $149.2MM 5% Investment fee income $1,991.6M $1,693.8M 18% June, 2006 June, 2005 % Change Checking accounts opened 3,281 1,161 183% Consumer loans originated $45.7MM $25.8MM 77% Retail momentum growing... and accelerating

Focus for the Future People Brand Awareness/Name Recognition Possible leveraging of the TD Ameritrade brand extension Organic Growth All lines of business All markets Community Development efforts Strong compliance Interchange Bank integration

Questions?

Bank Freely Update Tom Dyck EVP, Director of Marketing July 28, 2006

Note on Forward-Looking Information This presentation contains certain forward-looking statements with respect to the financial condition, results of operations and business of TD Banknorth. Words such as "expect", "feel", "believe", "will", "may", "anticipate", "plan", "estimate", "intend", "should" and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited, to, changes in general economic conditions, interest rates, deposit flows, loan demand, competition, legislation or regulation and accounting principles, policies or guidelines, as well as other economic, competitive, governmental, regulatory and accounting and technological factors affecting TD Banknorth's operations. In addition, acquisitions may result in large one-time charges to income, may not produce revenue enhancements or synergies at levels or within time frames originally anticipated and may result in unforeseen integration difficulties. Investors are encouraged to access TD Banknorth's periodic reports filed with the Securities and Exchange Commission for financial and business information regarding TD Banknorth, including information which could affect TD Banknorth's forward-looking statements. TD Banknorth does not undertake any obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

Decision Key Consideration Where to open an account? CONVENIENCE #1 reason for placing a bank in the Definitely Not Consider set: Few branches/inconvenient Whether to stay at the bank? SERVICE "I'm not loyal to the bank. I'm just loyal to hassle-free." The fundamental truth about retail banking Success in the Mid-Atlantic and Connecticut will be measured by our ability to steal share

Consumer Survey Quantitative survey of 2200+ consumers in MA, CT, NY, NJ, PA Determine how Hudson United Bank customers and prospects view HUB, TD Banknorth and competitors in terms of consideration and perceived attributes Qualitative component to gain a deeper understanding of motivational considerations that drive the banking relationship Data Analytics Database analysis to determine behavioral profiles of HUB and competitive customers/ prospects Create unique customer segmentation profiles Market, media and cultural environment Competitive banking landscape HUB and competitive branch experience Person-on-the-street perspective Research Methodology Secondary and In-Market Research

What we've learned-About the environment The Mid-Atlantic marketplace: Media is cluttered and expensive In the Newark Star Ledger, average of 35 different banks advertising per month, with 62 different banks advertising Jan-Nov 2005 Heavy commuter markets "You have to understand, we are extremely demanding. We're stuck in traffic all the time, our commutes are ridiculous, we're working long hours, we're going non-stop. At the end of the day, all we want from our bank is one less hassle." Densely populated, wealthy and wildly competitive "There's a ton of money, it's a compact market and everyone is aggressively fighting for a piece." -Newark Star Ledger National Sales Director

Competitors are aggressively aiming to meet the convenience need... ....and all are using ATMs and/or branch locations as defining characteristics. What we've learned-About competitors Commerce: extended branch hours/days PNC: ATMs in Wawa convenience stores, malls, rest stops, Shop Rite People's: branch presence in Stop & Shop (CT) Citizens: branch presence in Stop & Shop (NY State) Wachovia: "branch on every corner" Bank of America: national branch/ATM network

What we've learned-About ourselves HUB's perceived strengths are closely aligned with TD Banknorth Top 2 word attributes customers used to describe the bank HUB Local Friendly TD Banknorth Friendly Local How would you describe the bank when recommending it to others? HUB Good customer service (33%) Friendly, attentive employees (31%) TD Banknorth Good customer service (28%) Friendly, attentive employees (27%) We're a friendly bank that cares A solid operational attribute, but it's difficult to attract new customers with friendliness We've got a solid online banking offering Ranked easiest to use of all bank online sites in America by the Customer Respect Group survey

What we've learned-About ourselves But as we move into competitive markets where ... The expectations are greater The convenience 'table stakes' are higher The sensitivities around ATM fees appear more acute .... we're at a convenience disadvantage. Branches in secondary locations We have fewer ATMs than the competition Number of ATMs per branch: Best-in-class bank: 2.4 TDBN: 1.3 HUB: 1.0

Research Recap Competition focusing on retail convenience (hours, locations, etc.) Dissatisfaction with big, institutional banks that are perceived to be impersonal #1 attribute in ideal bank is 'customer focused', defined as "do what's good for the customer, not just what's good for the bank." The top unmet needs of TDBN prospects revolve around a common theme..."free me from hassle and worry." The positioning opportunity:

Bank Freely TD Banknorth is dedicated to freeing our customers from the hassles of banking and the worries of managing their money.

How we deliver on the Bank Freely promise STRAIGHT TALK EASY ACCESS SIMPLE STEPS QUICK ANSWERS FAIR FEES SMART CHOICES Brand commitment and loyalty Implementation difficulty Free from hassle Free from worry

When launching Bank Freely, we wanted to: Use our competitors' strengths to fix our biggest weakness Solve our distribution challenges overnight Win praise from consumers (and their business) for alleviating their biggest pain point Build instant awareness and credibility One-up the competition by offering something they couldn't beat and could only hope to match

No ATM Fees. Any Bank. Anywhere. Bank Freely

Bank Freely

Launch Overview Goal: Dramatically increase our rate of customer acquisition Strategies: Build marketing communications plan focusing on the branch outwards Leverage Claritas data to target ideal segments for acquisition Use media vehicles that build reach quickly in order to meet aggressive goals Use product innovation to breakthrough clutter with a unique and compelling offer Deliver our first proof point of our new commitment to customers Key Messages: Tell market that we are changing Launch 'No ATM fees. Any bank. Anywhere.' Introduce 'Bank Freely' Demonstrate the pillars: straight talk, simple steps, easy access, fair fees

Launch Advertising First time in large scale consumer magazines Billboards reaching 50% of commuting audience in any one day Over 85 million online impressions Largest effort to date against Hispanic audience Largest TV production in TD Banknorth history First time ever on Primetime television Cumulative effect is that we will reach 94% of our target audience an average of 15 times by campaign end

Guerilla Marketing Implement an "on-the-street" tactical campaign to build momentum and drive traffic to branches: Free Agents give out coffee, newspapers, and water while discussing "No ATM Fees" offer: 120,000 interactions 110,000 flyers on customer doors 20 Honda Elements on the street: 700,000 mobile brand impressions "Commuters" reading Faux Newspapers touting the End of ATM Fees Implement Immersion Events in August with Branded "Customer Zones" at key festivals and mall locations in market area

Internal Communications We hosted Five Internal Launch Events in key markets to introduce personnel to the Bank Freely positioning and the ground-breaking No ATM Fees Offer. Bridgeport, CT; West Point, NY; Hartford, CT; Mount Laurel, NJ; Secaucus, NJ More than 1,100 attendees Excitement and buy-in created as a result of the events Front-line employees charged with opening "a ton" of new checking accounts

Television Commercials

More than a marketing campaign Our research showed us that customers want freedom from hassle and worry Our advertising communicates our commitment to delivering them a better bank But this commitment is much deeper; it will require constant scrutiny of our operations to ensure we are delivering on the pillars inside our walls With internal and external efforts aligned, we can truly offer our customers the opportunity to Bank Freely with us

Questions?

Mid-Atlantic Division Commercial Lending Thomas J. Shara EVP, Senior Commercial Banking Officer July 28, 2006

Note on Forward-Looking Information This presentation contains certain forward-looking statements with respect to the financial condition, results of operations and business of TD Banknorth. Words such as "expect", "feel", "believe", "will", "may", "anticipate", "plan", "estimate", "intend", "should" and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited, to, changes in general economic conditions, interest rates, deposit flows, loan demand, competition, legislation or regulation and accounting principles, policies or guidelines, as well as other economic, competitive, governmental, regulatory and accounting and technological factors affecting TD Banknorth's operations. In addition, acquisitions may result in large one-time charges to income, may not produce revenue enhancements or synergies at levels or within time frames originally anticipated and may result in unforeseen integration difficulties. Investors are encouraged to access TD Banknorth's periodic reports filed with the Securities and Exchange Commission for financial and business information regarding TD Banknorth, including information which could affect TD Banknorth's forward-looking statements. TD Banknorth does not undertake any obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

Mid-Atlantic Division Commercial Lending Commercial Lending Commercial Lending

Mid-Atlantic Division Commercial Lending

Mid-Atlantic Division Commercial Lending Customer Profile Sales size $5 - $100MM Loan size $500M - $20MM Located in footprint Owner-Manager Multi-Generational Willing to provide collateral/personal guarantees Wants full relationship

Mid-Atlantic Division Commercial Lending Flatiron Credit Company, Inc. 7th largest insurance premium finance company in U. S. Headquartered in Denver, Colorado 5 regional marketing branch offices 65 Employees De Novo start up in 1995 by Robert Pinkerton and Bruce Lundy Purchased by Hudson United Bank October 2003 Receivables totaled approximately $370 million at June 2006

Geographic Scope

FLATIRON CREDIT COMPANY, INC

TD Banknorth


WA
MT
ND
MN
ME
VT
NH
OR
ID
SD
WI
NY
MA
CT
RI
MI
WY
PA
NJ
IA
NE
MD
DE
CA
NV
UT
CO
IL
IN
OH
WV
VA
KS
MO
KY
NC
TN
OK
AR
SC
AZ
NM
MS
AL
GA
TX
LA
FL
Flatiron Licensed Nationally
Regional Office
Headquarters
15-20%
10-14.99%
5-9.99%
2-4.99%
0-1.99%

Mid-Atlantic Division Commercial Lending Commercial Lending Commercial Lending Compound Annual Growth Rate Since June 2004 - 14% Flatiron Portfolio Growth

Mid-Atlantic Division Commercial Lending Expanded Opportunities: Derivatives International Services (Foreign Exchange) Asset Based Lending Corporate Banking Platform Tax Credits Leasing Cash Management Flatiron Credit Corp. Real Estate Capital Markets

Mid-Atlantic Division Commercial Lending Synergies: Common Credit Culture Similar Customer Base Local Decision Making Expanded Territory - Referrals from other states Asset Based Lending International Services Name Recognition

Questions?

Shoppers Charge Account Co. Thomas R. Nelson President, Shoppers Charge Accounts Co. July 28, 2006

Note on Forward-Looking Information This presentation contains certain forward-looking statements with respect to the financial condition, results of operations and business of TD Banknorth. Words such as "expect", "feel", "believe", "will", "may", "anticipate", "plan", "estimate", "intend", "should" and similar expressions are intended to identify forward-looking statements. Forward-looking statements are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited, to, changes in general economic conditions, interest rates, deposit flows, loan demand, competition, legislation or regulation and accounting principles, policies or guidelines, as well as other economic, competitive, governmental, regulatory and accounting and technological factors affecting TD Banknorth's operations. In addition, acquisitions may result in large one-time charges to income, may not produce revenue enhancements or synergies at levels or within time frames originally anticipated and may result in unforeseen integration difficulties. Investors are encouraged to access TD Banknorth's periodic reports filed with the Securities and Exchange Commission for financial and business information regarding TD Banknorth, including information which could affect TD Banknorth's forward-looking statements. TD Banknorth does not undertake any obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

National private label credit card programs 70 years in business Ranked 7th in the United States 6 largest providers account for a high percentage of business (GE, Citigroup, HSBC, Alliance Data, Wells Fargo, Chase) Merchants and cardholders in all 50 states plus the Virgin Islands and Puerto Rico Strong Emphasis on Service Standards and Metrics Outstanding reputation within the trade and retail community - "High Touch"

Our Industry Experienced Executive Team Remains In Place Our Industry Experienced Executive Team Remains In Place 12 years Federated/ Macy's 15 years SCA 25 years Sears Credit 9 years SCA 10 years SCA 17 years Credit experience 12 years in Retail Credit 10 years May Co. Credit 10 years SCA SCA MANAGEMENT

112 Merchant Relationships - 108 Last Year Apparel Jewelers Lawn & Garden Home Appliances Junior Department Stores Home Furnishings Fitness Equipment 9106 Locations in All States - 8284 Last Year New York Texas Pennsylvania Illinois Florida Customer Profile

Start - Ups Established retailers with no existing program Total annual sales volume greater than $5,000,000 Buy - Outs Existing programs administered in-house or by other provider Total receivable to be purchased greater than $250,000 Collect - Outs Purchase portfolio from entity that has gone or is going out of business or just wants to discontinue their present program Any Revolving Consumer or Small Business Opportunities Our New Business Targets

Standard Revolving Consumer Credit 30 day revolving programs Same As Cash programs for higher ticket purchases Customized rewards programs Unsecured Line of Credit Operates identically to credit card programs except credit cards are replaced by checks Small Business Revolving Fixed monthly payments Same As Cash Dealer Based Programs "Industry" cards which feature periodic sponsorship by manufacturers Our Programs

What Shoppers Brings to TD Banknorth National Credit Card Company Prime Plus Loans High Yielding Portfolio Significant Non Interest Income - Discount, Late Fees and Other Cross Sell Opportunities For: Merchant Trust Commercial Lending

What TD Banknorth Brings to Shoppers Balance Sheet Strength - Involvement in Larger Deals Improved Bank Name Recognition - Greater Credibility Cross Sell Leads from Merchant Department and Cross Sell Leads from Commercial Lending Increased Marketing Funding Private Label Program Opportunities in Canada Knowledge of New England Market

Current Opportunities Strong pipeline - start ups (16) and acquisitions (6) Significant number of untapped start-up opportunities U.S. Payment Industry Revenues of $18.0 billion Continue to expand Lawn and Garden Industry Acquire portfolios presently owned/serviced by competitors

Questions?

Commercial Lending & Risk Management Edward P. Schreiber EVP, Credit Risk Officer & Regulatory Liaison July 28, 2006

Note on Forward-Looking Information This presentation contains certain forward-looking statements with respect to the financial condition, results of operations and business of TD Banknorth. Words such as "expect", "feel", "believe", "will", "may", "anticipate", "plan", "estimate", "intend", "should" and similar expressions are intended to identify forward-looking statements. Forward- looking statements are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited, to, changes in general economic conditions, interest rates, deposit flows, loan demand, competition, legislation or regulation and accounting principles, policies or guidelines, as well as other economic, competitive, governmental, regulatory and accounting and technological factors affecting TD Banknorth's operations. In addition, acquisitions may result in large one-time charges to income, may not produce revenue enhancements or synergies at levels or within time frames originally anticipated and may result in unforeseen integration difficulties. Investors are encouraged to access TD Banknorth's periodic reports filed with the Securities and Exchange Commission for financial and business information regarding TD Banknorth, including information which could affect TD Banknorth's forward-looking statements. TD Banknorth does not undertake any obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

Commercial Loan Portfolio Information Average Size Loan Relationship is apx. $650 thousand Number of Borrowers: Apx. 34,000 Geographic Distribution Massachusetts and Connecticut markets (represents apx. 50% of outstandings)

Top Relationships Twenty Largest Relationships Asset Range from $97 million to $40 million Non-Performing Top 15 range from $9 million to $858 thousand Top Industries Investment Real Estate Manufacturing - Durable & Non Durable Retail Trade Health Care & Social Assistance Wholesale Trade

TD Banknorth Portfolio Concentrations C & I = 46% of Outstanding & Unfunded Commitments CRE Owner = 18% of Outstanding & Unfunded Commitments CRE Investment = 34% of Outstanding & Unfunded Commitments

Investment Real Estate Lending Executive Summary Investment Real Estate: Investment Real Estate (IRE) has long been the dominant sector in TD Banknorth's commercial lending portfolio. Asset Quality: Remains very strong with some fundamentals in the market improving. Diversification: The segment is well-diversified by property type and location. Underwriting: Underwriting remains sound despite the impact of an increasingly competitive lending environment. Regulatory: TD Banknorth remains well below U.S. bank regulators' proposed thresholds for increased scrutiny of IRE.

Investment Real Estate Portfolio Exposure NAICS INDUSTRY Outstanding Investment RE 4664623774 Manufacturing 1085655300 Retail Trade 947813254 Wholesale Trade 696125088 Health Care and Social Assistance 665959556 Finance and Insurance 401067269 Construction Trade 332416636 Other Services (except Public Administration) 315502499 Arts, Entertainment and Recreation 275475194 Educational Services 239050177 Recreational Accommodation and Food Services 235886094 Transportation and Warehousing 229455285 Real Estate Services and Rental and Leasing 222605096 Professional, Scientific and Technical Services 213980512 Public Administration 211770720 Information 143306512 Administrative and Support and Waste Management and Remediation Services 134949411 Agriculture, Forestry, Fishing, and Hunting 121970393 Utilities 57651140 Management of Companies and Enterprises 40882042 Miscellaneous 16682087 Mining 12487079 At $4.7 billion (USD), TD Banknorth's IRE segment constitutes 41% of the commercial loan portfolio. The average quarterly balance growth is $107 million since 1Q 2004, but the proportion of the commercial portfolio represented by IRE has remained relatively unchanged. CRE Product Type 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 Outstandings 3802880963.67 4028818234.07 4135370087.42 4220275875.7 4349470494.02 4421243559.47 4408565548.62 4427798416.46 4664623774 % of Commercial Portfolio 0.42 0.41 0.41 0.42 0.41 0.41 0.41 0.41 0.41

Investment Real Estate Underwriting Standards Despite an increasingly competitive lending environment, TD Banknorth's IRE underwriting standards are relatively conservative for U.S. Lenders. Special underwriting restrictions are in place for: Hotels Apartments Condominiums Office Golf courses Debt service coverage, loan-to-value, equity requirements, and pre- leasing/pre-sale guidelines have been established for each property type. Exposure guidelines, both by property type and for all IRE, are set by the Board Risk Committee and monitored on a monthly basis.

Investment Real Estate Underwriting Standards (continued) In addition to underwriting standards set forth in the Credit Policy, the Company has instituted two databases, the Commercial Real Estate (CRE) and Construction databases, to enhance reporting and risk management capabilities. These databases permit reporting on a project's leasing/sales, tenant rent roll, and financial performance metrics. The databases provide insight into individual project performance as well as the Company's overall exposure to regions, property types, and tenant concentrations.

Investment Real Estate CRE and Construction Databases CRE Database Averages by Property Type Averages by Property Type Averages by Property Type Averages by Property Type Averages by Property Type DSC LTV WARR Median Balance Apartment 2.20 50% 4.58 $3.4MM Hotels 1.44 59% 5.48 $3.4MM Office 1.90 65% 4.93 $3.3MM Retail 1.75 58% 4.99 $3.4MM Tenant Type Concentrations Square Feet Grocery Stores 945,789 Misc. Retail Stores 343,885 Hospitals 325,708 Restaurants 268,645 Computer Programming Svcs. 247,409 Department Stores 245,746 Note: DSC is debt service coverage and LTV is loan-to-value. Construction Database Property Type Commit ($MM) % of Total CRE Commit WARR Condos $467 8% 5.48 Subdivision $390 7% 5.46 Other $99 2% 5.56 Retail $92 2% 5.14 Apartments $90 2% 5.40 Office $74 1% 5.77 Industrial $47 1% 5.38 Hotels $38 1% 5.11 Land Loans $5 0% 5.56 Mobile Homes $4 0% 6.00 Grand Total $1,306 23% 5.45

Questions?